Schedule of Investments PIMCO Corporate & Income Strategy Fund	March 31, 2023 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 123.7% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 38.6%
American Airlines, Inc. 9.558% (LIBOR03M + 4.750%) due 04/20/2028 ~		$2,100	$2,136
AP Core Holdings LLC 10.340% (LIBOR01M + 5.500%) due 09/01/2027 ~		13,906	13,566
Arches Buyer, Inc. 8.157% due 12/06/2027		829	783
Caesars Entertainment Corp. 8.157% due 02/06/2030		700	698
Carnival Corp. 6.655% (EUR001M + 3.750%) due 06/30/2025 ~	EUR	2,158	2,312
Cengage Learning, Inc. 9.880% (LIBOR03M + 4.750%) due 07/14/2026 ~		$2	2
Diamond Sports Group LLC 12.775% (LIBOR03M + 8.150%) due 05/25/2026 ~		11,896	11,227
DirecTV Financing LLC 9.840% (LIBOR01M + 5.000%) due 08/02/2027 ~		8,260	7,968
Envision Healthcare Corp.
12.701% due 04/29/2027		6,938	6,869
16.326% due 04/28/2028		17,349	12,910
Forbes Energy Services LLC TBD% due 06/30/2023 «		167	0
Gateway Casinos & Entertainment Ltd.
12.803% due 10/15/2027		5,711	5,661
13.073% due 10/18/2027	CAD	3,435	2,519
Intelsat Jackson Holdings SA 9.082% due 02/01/2029		$3,183	3,157
Ivanti Software, Inc. 9.212% (LIBOR03M + 4.250%) due 12/01/2027 ~		11,127	9,177
Lealand Finance Co. BV 7.840% (LIBOR01M + 3.000%) due 06/28/2024 ~		75	55
Lealand Finance Co. BV (5.840% Cash and 3.000% PIK) 8.840% (LIBOR01M + 1.000%) due 06/30/2025 ~(b)		367	247
Market Bidco Ltd. 9.427% due 11/04/2027	GBP	6,739	7,375
MPH Acquisition Holdings LLC 9.203% (LIBOR03M + 4.250%) due 09/01/2028 ~		$5,812	4,994
Oi SA 1.750% (LIBOR03M + 1.750%) due 02/26/2035 ~		7,419	582
Poseidon Bidco SASU 8.265% (EUR003M + 5.250%) due 07/14/2028 «~	EUR	5,900	6,207
Promotora de Informaciones SA 7.555% (EUR003M + 5.250%) due 12/31/2026 ~		15,591	15,711
Promotora de Informaciones SA (5.305% Cash and 5.000% PIK) 10.305% (EUR003M + 2.970%) due 06/30/2027 ~(b)		1,196	1,185
PUG LLC
8.340% (LIBOR01M + 3.500%) due 02/12/2027 ~		$9,235	6,742
9.090% (LIBOR01M + 4.250%) due 02/12/2027 «~		368	266
Redstone Holdco 2 LP 9.568% (LIBOR03M + 4.750%) due 04/27/2028 ~		9,247	7,311
Rising Tide Holdings, Inc.
9.703% (LIBOR03M + 4.750%) due 06/01/2028 ~		985	600
13.203% (LIBOR03M + 8.250%) due 06/01/2029 ~		153	42
SCUR-Alpha 1503 GmbH
TBD% due 03/30/2030		3,000	2,640
TBD% due 03/30/2030	EUR	1,900	1,813
Steenbok Lux Finco 2 SARL (10.750% PIK) TBD% (EUR003M) due 06/30/2023 ~(b)		12,536	8,973
Syniverse Holdings, Inc. 11.898% due 05/13/2027		$15,554	13,848
Team Health Holdings, Inc. 7.590% (LIBOR01M + 2.750%) due 02/06/2024 ~		11,956	10,282
Telemar Norte Leste SA
1.750% due 02/26/2035		377	30
1.750% (LIBOR03M + 1.750%) due 02/26/2035 ~		5,740	450
TransDigm, Inc.
TBD% due 08/24/2028		1,625	1,622
TBD% - 7.413% (LIBOR03M + 2.250%) due 05/30/2025 ~		12	11
8.148% due 02/22/2027		2,014	2,015
U.S. Renal Care, Inc.
9.875% (LIBOR01M + 5.000%) due 06/26/2026 ~		19,003	12,993
10.375% (LIBOR01M + 5.500%) due 06/26/2026 ~		908	620
Veritas U.S., Inc. 9.840% (LIBOR01M + 5.000%) due 09/01/2025 ~		13,033	9,967

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2023 (Unaudited)

Westmoreland Mining Holdings LLC (15.000% PIK) 15.000% due 03/15/2029 (b)		5,122	3,858
Windstream Services LLC
TBD% - 11.157% due 09/21/2027 «		2,417	2,199
8.807% due 02/23/2027 «		5,480	5,096
Zayo Group Holdings, Inc. 7.840% (LIBOR01M + 3.000%) due 03/09/2027 ~		2,000	1,636

Total Loan Participations and Assignments (Cost $236,807)			208,355

CORPORATE BONDS & NOTES 41.3%
BANKING & FINANCE 12.2%
Apollo Commercial Real Estate Finance, Inc. 4.625% due 06/15/2029 (l)		900	634
Armor Holdco, Inc. 8.500% due 11/15/2029 (l)		3,400	2,772
Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (l)	EUR	1,000	933
2.625% due 04/28/2025 (l)		7,669	7,603
3.625% due 09/24/2024		1,714	1,770
7.677% due 01/18/2028 •		600	548
8.000% due 01/22/2030 •		2,296	2,229
8.500% due 09/10/2030 •		2,300	2,240
10.500% due 07/23/2029 (l)		2,167	2,283
Banco de Credito del Peru SA 4.650% due 09/17/2024	PEN	700	175
Barclays PLC 7.437% due 11/02/2033 •(l)		$1,708	1,890
BNP Paribas SA 3.132% due 01/20/2033 •(l)		1,506	1,260
BOI Finance BV 7.500% due 02/16/2027 (l)	EUR	2,600	2,194
Corsair International Ltd. 7.772% due 01/28/2027 •		1,000	1,068
Cosaint Re Pte. Ltd. 14.200% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		$692	529
Credit Agricole SA 7.875% due 01/23/2024 •(h)(i)		200	197
Credit Suisse AG 7.500% due 02/15/2028 (l)		5,700	6,056
Credit Suisse AG AT1 Claim ^		1,750	101
Credit Suisse Group AG
6.373% due 07/15/2026 •(l)		400	388
6.442% due 08/11/2028 •(l)		600	597
7.750% due 03/01/2029 •	EUR	1,000	1,188
GSPA Monetization Trust 6.422% due 10/09/2029		$2,587	2,519
Hestia Re Ltd. 14.184% (T-BILL 1MO + 9.500%) due 04/22/2025 ~		704	581
Lloyds Banking Group PLC 4.947% due 06/27/2025 •(h)(i)	EUR	1,542	1,515
Park Aerospace Holdings Ltd. 5.500% due 02/15/2024		$6	6
Sanders Re Ltd. 16.434% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		1,207	1,103
Societe Generale SA 6.446% due 01/10/2029 •(l)		1,000	1,004
SVB Financial Group
1.800% due 02/02/2031 ^(c)		1,149	656
2.100% due 05/15/2028 ^(c)		200	120
3.125% due 06/05/2030 ^(c)		200	116
3.500% due 01/29/2025 ^(c)		100	63
4.000% due 05/15/2026 ^(c)(h)		200	13
4.345% due 04/29/2028 ^(c)		500	304
4.570% due 04/29/2033 ^(c)		1,500	871
Unique Pub Finance Co. PLC 5.659% due 06/30/2027	GBP	376	460
Uniti Group LP
4.750% due 04/15/2028 (l)		$2,200	1,702
6.000% due 01/15/2030		7,721	4,526
6.500% due 02/15/2029 (l)		2,600	1,589
VICI Properties LP
3.875% due 02/15/2029 (l)		5,800	5,163
5.750% due 02/01/2027		700	688
Voyager Aviation Holdings LLC 8.500% due 05/09/2026		7,150	5,648
Yosemite Re Ltd. 14.434% (T-BILL 3MO + 9.750%) due 06/06/2025 ~		660	634

			65,936

INDUSTRIALS 25.0%
AA Bond Co. Ltd. 5.500% due 07/31/2050 (l)	GBP	2,332	2,624

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2023 (Unaudited)

Altice Financing SA 5.750% due 08/15/2029 (l)		$1,925	1,532
Altice France Holding SA 10.500% due 05/15/2027		4,500	3,447
Boeing Co. 6.125% due 02/15/2033 (l)		1,097	1,169
Carvana Co. 10.250% due 05/01/2030		2,200	1,255
CDW LLC 3.569% due 12/01/2031		800	689
CGG SA
7.750% due 04/01/2027 (l)	EUR	2,550	2,357
8.750% due 04/01/2027 (l)		$6,964	5,815
Community Health Systems, Inc. 8.000% due 03/15/2026 (l)		7,683	7,433
CVS Pass-Through Trust 7.507% due 01/10/2032 (l)		574	619
DISH DBS Corp.
5.250% due 12/01/2026 (l)		3,700	2,959
5.750% due 12/01/2028 (l)		5,720	4,279
DTEK Energy BV (3.500% Cash and 3.500% PIK) 7.500% due 12/31/2027 (b)		3,597	1,063
Dufry One BV 3.625% due 04/15/2026	CHF	2,741	2,834
Exela Intermediate LLC 11.500% due 07/15/2026		$85	11
Ford Motor Co. 7.700% due 05/15/2097 (l)		5,540	5,471
HCA, Inc. 7.500% due 11/15/2095 (l)		1,200	1,318
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (l)		12,686	11,661
Inter Media & Communication SpA 6.750% due 02/09/2027 (l)	EUR	2,600	2,648
Market Bidco Finco PLC 4.750% due 11/04/2027 (l)		700	591
New Albertsons LP 6.570% due 02/23/2028		$5,600	5,615
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (l)		11,300	10,240
Noble Corp. PLC (11.000% Cash or 15.000% PIK) 11.000% due 02/15/2028 (b)		47	51
Odebrecht Oil & Gas Finance Ltd. 0.000% due 05/01/2023 (f)(h)		753	0
Olympus Water U.S. Holding Corp. 5.375% due 10/01/2029 (l)	EUR	2,400	1,925
Prime Healthcare Services, Inc. 7.250% due 11/01/2025 (l)		$4,000	3,543
QVC, Inc. 5.950% due 03/15/2043 (l)		1,774	645
Russian Railways Via RZD Capital PLC 7.487% due 03/25/2031 ^(c)	GBP	1,000	950
Sands China Ltd. 5.900% due 08/08/2028 (l)		$2,526	2,400
Times Square Hotel Trust 8.528% due 08/01/2026		786	783
Topaz Solar Farms LLC
4.875% due 09/30/2039 (l)		1,958	1,616
5.750% due 09/30/2039 (l)		8,117	7,715
U.S. Renal Care, Inc. 10.625% due 07/15/2027		2,407	636
Valaris Ltd. (8.250% Cash or 12.000% PIK) 8.250% due 04/30/2028 (b)		2,015	2,047
Vale SA 3.202% due 12/29/2049 ~(h)	BRL	90,000	6,292
Veritas U.S., Inc. 7.500% due 09/01/2025 (l)		$3,610	2,721
Viking Cruises Ltd. 13.000% due 05/15/2025		3,567	3,771
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 (b)(l)		19,281	17,160
Windstream Escrow LLC 7.750% due 08/15/2028 (l)		8,500	6,970

			134,855

UTILITIES 4.1%
Eskom Holdings SOC Ltd. 6.750% due 08/06/2023		1,600	1,591
Mountain States Telephone & Telegraph Co. 7.375% due 05/01/2030		3,600	2,853
NGD Holdings BV 6.750% due 12/31/2026		377	245
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(b)		206	115

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2023 (Unaudited)

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(b)	5,677	1,306
Oi SA 10.000% due 07/27/2025 ^(c)	24,519	1,923
Pacific Gas & Electric Co.
3.750% due 08/15/2042	22	16
4.000% due 12/01/2046	7	5
4.200% due 03/01/2029 (l)	1,500	1,373
4.250% due 03/15/2046 (l)	1,700	1,257
4.300% due 03/15/2045 (l)	27	20
4.450% due 04/15/2042 ^(l)	213	167
4.500% due 12/15/2041 (l)	275	218
4.750% due 02/15/2044 (l)	2,440	1,962
4.950% due 07/01/2050 (l)	3,090	2,552
Peru LNG SRL 5.375% due 03/22/2030 (l)	6,860	5,488
Rio Oil Finance Trust 9.250% due 07/06/2024	1,022	1,034

		22,125

Total Corporate Bonds & Notes (Cost $271,243)		222,916

CONVERTIBLE BONDS & NOTES 0.3%
INDUSTRIALS 0.3%
DISH Network Corp. 3.375% due 08/15/2026	3,400	1,768

Total Convertible Bonds & Notes (Cost $3,400)		1,768

MUNICIPAL BONDS & NOTES 3.1%
CALIFORNIA 0.1%
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021 3.000% due 06/01/2046	530	491

ILLINOIS 1.0%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010 7.517% due 01/01/2040	4,600	5,307
Illinois State General Obligation Bonds, (BABs), Series 2010 7.350% due 07/01/2035	19	20

		5,327

PUERTO RICO 1.3%
Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	1,227	535
0.000% due 11/01/2051	17,369	6,581

		7,116

WEST VIRGINIA 0.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (f)	44,400	3,941

Total Municipal Bonds & Notes (Cost $17,033)		16,875

U.S. GOVERNMENT AGENCIES 2.1%
Fannie Mae
3.000% due 02/25/2043 - 06/25/2050 (a)	15,114	2,356
10.595% due 07/25/2029 •	1,150	1,261
Freddie Mac
3.500% due 05/25/2050 (a)	1,783	360
6.156% due 11/25/2055 «~	7,679	4,450
12.395% due 12/25/2027 •	3,020	3,070

Total U.S. Government Agencies (Cost $16,477)		11,497

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.5%
Banc of America Funding Trust 6.000% due 07/25/2037 ^	161	131
Banc of America Mortgage Trust 6.000% due 03/25/2037 ^	121	99
BCAP LLC Trust
3.071% due 08/28/2037 ~	1,658	1,624
3.418% due 03/27/2036 ~	1,394	990
4.604% due 03/26/2037 þ	645	917
Bear Stearns ALT-A Trust
3.386% due 11/25/2035 ^~	2,723	2,364
3.672% due 09/25/2047 ^~	3,740	1,909
3.731% due 11/25/2036 ^~	2,515	1,319
3.841% due 08/25/2036 ^~	559	285
3.907% due 09/25/2035 ^~	235	134

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2023 (Unaudited)

5.345% due 01/25/2036 ^~	482	610
Bear Stearns Mortgage Funding Trust 7.500% due 08/25/2036 þ	90	90
CD Mortgage Trust 5.688% due 10/15/2048	329	296
Chase Mortgage Finance Trust
3.941% due 12/25/2035 ^~	4	3
6.000% due 07/25/2037 ^	515	254
Citigroup Mortgage Loan Trust 4.043% due 04/25/2037 ^~	128	105
Commercial Mortgage Loan Trust 6.210% due 12/10/2049 ~	393	100
Countrywide Alternative Loan Resecuritization Trust 6.000% due 08/25/2037 ^~	706	422
Countrywide Alternative Loan Trust
5.500% due 03/25/2035	196	90
5.750% due 01/25/2035	128	123
5.750% due 02/25/2035	193	137
5.750% due 03/25/2037 ^	399	231
6.000% due 02/25/2035	640	494
6.000% due 04/25/2036	706	365
6.000% due 02/25/2037 ^	3,909	1,541
6.000% due 04/25/2037 ^	709	354
6.250% due 12/25/2036 ^•	1,020	491
6.500% due 08/25/2036 ^	369	131
Countrywide Home Loan Mortgage Pass-Through Trust
3.512% due 09/20/2036 ^~	131	111
6.000% due 07/25/2037	1,085	511
Credit Suisse Mortgage Capital Certificates 4.103% due 10/26/2036 ~	5,704	4,690
GS Mortgage Securities Corp. 8.228% due 08/15/2039 ~	950	946
GS Mortgage Securities Corp. Trust 4.599% due 10/10/2032 ~	4,600	4,112
GSR Mortgage Loan Trust
3.815% due 08/25/2034 ~	219	186
6.000% due 02/25/2036 ^	1,300	610
HarborView Mortgage Loan Trust
3.764% due 06/19/2036 ^~	3,733	1,713
5.241% due 01/19/2036 ^•	433	395
IndyMac IMSC Mortgage Loan Trust 6.500% due 07/25/2037 ^	3,332	1,110
Jackson Park Trust 3.242% due 10/14/2039 ~	1,472	1,116
Jefferies Resecuritization Trust 6.000% due 05/26/2036	6,794	3,051
JP Morgan Alternative Loan Trust
3.854% due 03/25/2037 ^~	709	625
6.000% due 12/25/2035 ^	813	565
JP Morgan Mortgage Trust
3.881% due 01/25/2037 ^~	213	170
3.915% due 02/25/2036 ^~	992	726
4.151% due 04/25/2037 ~	3	2
Lehman Mortgage Trust 6.000% due 07/25/2037 ^	43	39
Lehman XS Trust 5.285% due 06/25/2047 •	917	800
MASTR Alternative Loan Trust 6.750% due 07/25/2036	1,447	544
Merrill Lynch Mortgage Investors Trust 3.743% due 03/25/2036 ^~	415	231
Residential Accredit Loans, Inc. Trust
4.555% due 12/26/2034 ^~	814	306
5.305% due 05/25/2037 ^•	81	68
6.000% due 08/25/2036 ^	147	121
Residential Asset Securitization Trust
6.000% due 11/25/2036 ^	2,382	933
6.250% due 09/25/2037 ^	2,400	1,005
Residential Funding Mortgage Securities, Inc. Trust
4.542% due 02/25/2037 ~	741	498
6.500% due 03/25/2032	81	79
Sequoia Mortgage Trust
3.049% due 07/20/2037 ^~	238	191
3.663% due 02/20/2047 ~	138	112
Structured Adjustable Rate Mortgage Loan Trust
3.682% due 07/25/2035 ^~	303	254
4.039% due 11/25/2036 ^~	1,112	915
4.115% due 01/25/2036 ^~	1,219	741
SunTrust Adjustable Rate Mortgage Loan Trust
4.034% due 02/25/2037 ^~	80	69
4.141% due 04/25/2037 ^~	162	99
WaMu Mortgage Pass-Through Certificates Trust
3.366% due 07/25/2037 ^~	218	179
3.672% due 10/25/2036 ^~	1,010	858
3.713% due 02/25/2037 ^~	258	228
3.884% due 07/25/2037 ^~	452	408

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2023 (Unaudited)

Washington Mutual Mortgage Pass-Through Certificates Trust
3.978% due 05/25/2047 ^•		49	6
6.000% due 10/25/2035 ^		968	727

Total Non-Agency Mortgage-Backed Securities (Cost $58,801)			45,659

ASSET-BACKED SECURITIES 11.7%
ACE Securities Corp. Home Equity Loan Trust 5.430% due 02/25/2036 ~		24,108	20,094
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,800	569
Apidos CLO 0.000% due 01/20/2031 ~		$4,500	1,417
Argent Securities Trust 5.225% due 03/25/2036 •		3,044	1,601
Avoca CLO DAC 0.000% due 04/15/2034 ~	EUR	1,600	774
Bear Stearns Asset-Backed Securities Trust
5.125% due 10/25/2036 ^•		$1,758	2,600
6.500% due 10/25/2036 ^		333	181
Belle Haven ABS CDO Ltd. 5.032% due 07/05/2046 •		175,347	1,650
Carlyle US CLO Ltd. 0.000% due 07/20/2029 ~		1,895	368
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,300	509
0.000% due 10/22/2031 ~		1,500	311
Citigroup Mortgage Loan Trust 5.005% due 12/25/2036 •		1,303	729
First Franklin Mortgage Loan Trust
5.790% due 09/25/2035 •		3,443	3,002
5.820% due 05/25/2036 •		6,605	5,762
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	500	176
Home Equity Mortgage Loan Asset-Backed Trust 5.005% due 07/25/2037 •		$7,817	4,167
JP Morgan Mortgage Acquisition Trust 4.437% due 10/25/2030 ^þ		3,516	1,944
Lehman XS Trust 5.670% due 08/25/2035 ^þ		18	18
LNR CDO Ltd. 5.111% due 02/28/2043 •		1,616	25
Marlette Funding Trust 0.000% due 09/17/2029 «(f)		7	550
Merrill Lynch Mortgage Investors Trust 5.165% due 04/25/2037 •		374	188
Morgan Stanley ABS Capital, Inc. Trust 5.145% due 06/25/2036 •		257	218
Morgan Stanley Mortgage Loan Trust 6.250% due 02/25/2037 ^~		402	192
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 6.615% due 10/25/2034 •		573	545
Residential Asset Mortgage Products Trust 6.045% due 01/25/2035 ^~		1,977	1,790
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(f)		3	1,858
SLM Student Loan Trust 0.000% due 01/25/2042 «(f)		4	1,182
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(f)		1	406
0.000% due 10/15/2048 «(f)		1	310
Sofi Professional Loan Program LLC
0.000% due 05/25/2040 (f)		4,300	430
0.000% due 07/25/2040 «(f)		21	249
SoFi Professional Loan Program LLC 0.000% due 09/25/2040 «(f)		1,718	235
South Coast Funding Ltd. 5.459% due 08/10/2038 •		9,503	732
Symphony CLO Ltd. 9.392% due 07/14/2026 •		2,000	1,981
Taberna Preferred Funding Ltd.
5.186% due 08/05/2036 •		273	238
5.186% due 08/05/2036 ^•		5,057	4,400
5.252% due 07/05/2035 •		1,975	1,758

Total Asset-Backed Securities (Cost $82,199)			63,159

SOVEREIGN ISSUES 3.0%
Argentina Government International Bond
0.500% due 07/09/2030 þ		2,782	699
1.000% due 07/09/2029		669	187
1.500% due 07/09/2035 þ		3,003	728
1.500% due 07/09/2046 þ		115	31
3.500% due 07/09/2041 þ		5,955	1,673
3.875% due 01/09/2038 þ		10,995	3,430
15.500% due 10/17/2026	ARS	53,560	31

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2023 (Unaudited)

Autonomous City of Buenos Aires
74.828% (BADLARPP + 3.750%) due 02/22/2028 ~		22,091	54
75.227% (BADLARPP + 3.250%) due 03/29/2024 ~		90,469	221
Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	135,500	2,475
13.000% due 01/30/2026		145,700	2,662
Dominican Republic International Bond 13.625% due 02/03/2033		28,000	581
Ghana Government International Bond
6.375% due 02/11/2027 ^(c)		$600	218
7.875% due 02/11/2035 ^(c)		600	211
8.750% due 03/11/2061 ^(c)		200	68
Provincia de Buenos Aires 73.663% due 04/12/2025	ARS	136,752	293
Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	314	321
3.900% due 01/30/2033		693	737
4.000% due 01/30/2037		543	574
4.200% due 01/30/2042		678	730
Russia Government International Bond 1.125% due 11/20/2027 «		100	7
Ukraine Government International Bond 4.375% due 01/27/2032 ^(c)		1,054	200
Venezuela Government International Bond
8.250% due 10/13/2024 ^(c)		$28	3
9.250% due 09/15/2027 ^(c)		308	33

Total Sovereign Issues (Cost $25,880)			16,167

		SHARES
COMMON STOCKS 3.8%
COMMUNICATION SERVICES 0.1%
Clear Channel Outdoor Holdings, Inc. (d)		531,903	638

CONSUMER DISCRETIONARY 0.2%
iHeartMedia, Inc. 'A' (d)		126,306	493
iHeartMedia, Inc. 'B' «(d)		98,039	344
Promotora de Informaciones SA (d)		454,519	179

			1,016

ENERGY 0.0%
Axis Energy Services 'A' «(d)(j)		1,070	35

FINANCIALS 1.1%
Banca Monte dei Paschi di Siena SpA (d)		687,000	1,494
Intelsat Emergence SA «(d)(j)		172,828	4,235

			5,729

INDUSTRIALS 2.4%
Neiman Marcus Group Ltd. LLC «(d)(j)		73,491	11,355
Syniverse Holdings, Inc. «(j)		1,842,774	1,736
Voyager Aviation Holdings LLC «(d)		995	0
Westmoreland Mining Holdings «(d)(j)		50,497	152

			13,243

Total Common Stocks (Cost $27,209)			20,661

RIGHTS 0.0%
FINANCIALS 0.0%
Intelsat Jackson Holdings SA «(d)		18,304	115

Total Rights (Cost $0)			115

WARRANTS 1.3%
FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027 «		605	1
Intelsat Jackson Holdings SA-Exp. 12/05/2025 «		18,079	127

			128

INFORMATION TECHNOLOGY 1.3%
Windstream Holdings LLC - Exp. 9/21/2055 «		493,740	6,689

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2023 (Unaudited)

Total Warrants (Cost $8,254)			6,817

PREFERRED SECURITIES 2.9%
FINANCIALS 2.7%
AGFC Capital Trust 6.542% (US0003M + 1.750%) due 01/15/2067 ~(l)		2,300,000	1,304
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(h)		70,000	61
Compeer Financial ACA 4.875% due 08/15/2026 •(h)(l)		1,600,000	1,649
Farm Credit Bank of Texas 5.700% due 09/15/2025 •(h)		1,000,000	862
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(h)		10,020,000	10,493
SVB Financial Group
4.250% due 11/15/2026 ^(c)(h)		100,000	7
4.700% due 11/15/2031 ^(c)(h)		171,000	11

			14,387

INDUSTRIALS 0.2%
Voyager Aviation Holdings LLC «		5,971	1,384

Total Preferred Securities (Cost $20,443)			15,771

REAL ESTATE INVESTMENT TRUSTS 0.6%
REAL ESTATE 0.6%
CBL & Associates Properties, Inc.		2,634	68
Uniti Group, Inc.		177,493	630
VICI Properties, Inc.		77,566	2,530

Total Real Estate Investment Trusts (Cost $1,551)			3,228

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 6.5%
REPURCHASE AGREEMENTS (k) 3.2%			17,134

SHORT-TERM NOTES 2.7%
Federal Home Loan Bank 4.850% due 05/09/2023 - 05/10/2023 •		$14,600	14,600

ARGENTINA TREASURY BILLS 0.1%
26.592% due 05/19/2023 - 09/18/2023 (e)(f)(g)	ARS	116,107	282

U.S. TREASURY BILLS 0.5%
4.319% due 04/06/2023 - 05/09/2023 (e)(f)(o)		$2,425	2,417

Total Short-Term Instruments (Cost $34,507)			34,433

Total Investments in Securities (Cost $803,804)			667,421

Total Investments 123.7% (Cost $803,804)			$667,421
Auction-Rate Preferred Shares (4.3)%			(23,525)
Financial Derivative Instruments (m)(n) (0.2)%(Cost or Premiums, net $(8,456))			(968)
Other Assets and Liabilities, net (19.2)%			(103,437)

Net Assets Applicable to Common Shareholders 100.0%			$539,491

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2023 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.
(j)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

Axis Energy Services 'A'	07/01/2021	$16	$35	0.01%
Intelsat Emergence SA	06/19/2017 - 02/23/2022	12,540	4,235	0.79
Neiman Marcus Group Ltd. LLC	09/25/2020	2,408	11,355	2.10
Syniverse Holdings, Inc.	05/12/2022 - 11/30/2022	1,808	1,736	0.32
Westmoreland Mining Holdings	12/08/2014 - 10/19/2016	1,455	152	0.03

$18,227	$17,513	3.25%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(k)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

FICC	2.200%	03/31/2023	04/03/2023	$1,434	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(1,463)	$1,434	$1,434
SAL	4.930	03/31/2023	04/03/2023	15,700	U.S. Treasury Notes 0.250% due 09/30/2025	(16,036)	15,700	15,707

Total Repurchase Agreements	$(17,499)	$17,134	$17,141

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BPS	(0.500)%	12/21/2022	TBD(3)	EUR	(302)	$(326)
3.220	02/22/2023	05/22/2023	(2,840)	(3,090)
4.710	02/16/2023	04/06/2023	$(4,129)	(4,153)
5.280	03/07/2023	07/31/2023	(5,057)	(5,077)
5.500	03/14/2023	07/14/2023	(7,277)	(7,298)
5.520	03/23/2023	07/21/2023	(1,758)	(1,761)
5.550	03/02/2023	07/31/2023	(1,387)	(1,394)
5.650	02/10/2023	10/17/2023	(1,458)	(1,470)
BRC	3.250	03/31/2023	TBD(3)	(206)	(224)
BYR	5.300	03/30/2023	09/27/2023	(1,511)	(1,512)

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2023 (Unaudited)

5.520	03/17/2023	09/08/2023	(2,054)	(2,059)
5.530	03/24/2023	09/20/2023	(873)	(874)
5.540	03/23/2023	09/20/2023	(5,943)	(5,953)
5.540	03/30/2023	09/20/2023	(133)	(133)
CDC	4.760	10/07/2022	04/05/2023	(2,056)	(2,105)
4.760	02/13/2023	04/05/2023	(2,446)	(2,462)
4.850	10/11/2022	04/06/2023	(3,612)	(3,697)
5.240	03/03/2023	05/02/2023	(4,018)	(4,036)
5.350	01/30/2023	07/28/2023	(1,383)	(1,396)
5.350	02/06/2023	07/28/2023	(1,672)	(1,686)
5.350	03/30/2023	07/28/2023	(958)	(958)
5.370	02/13/2023	08/11/2023	(1,568)	(1,580)
5.430	01/09/2023	04/12/2023	(3,560)	(3,605)
5.430	02/17/2023	08/16/2023	(1,227)	(1,236)
5.570	02/10/2023	08/09/2023	(2,420)	(2,439)
5.640	02/07/2023	08/04/2023	(1,158)	(1,168)
5.640	03/08/2023	08/04/2023	(667)	(670)
CEW	4.400	08/05/2022	TBD(3)	GBP	(2,168)	(2,718)
IND	5.070	03/30/2023	04/03/2023	(3,811)	(3,813)
5.370	04/03/2023	08/03/2023	(3,811)	(3,811)
5.460	03/07/2023	07/07/2023	(718)	(721)
5.460	03/21/2023	07/07/2023	(206)	(206)
JML	2.500	09/14/2022	TBD(3)	EUR	(299)	(328)
2.950	02/07/2023	05/10/2023	(1,366)	(1,488)
3.000	02/07/2023	05/10/2023	(1,701)	(1,853)
3.050	09/14/2022	TBD(3)	(6,035)	(6,608)
3.050	02/07/2023	05/10/2023	(8,983)	(9,787)
3.100	02/09/2023	05/10/2023	(1,762)	(1,919)
MBC	3.200	11/02/2022	TBD(3)	(583)	(638)
MEI	4.950	03/24/2023	04/05/2023	$(202)	(202)
RDR	4.970	02/03/2023	04/03/2023	(20)	(20)
4.970	02/13/2023	04/13/2023	(9,394)	(9,457)
5.000	02/10/2023	04/03/2023	(201)	(202)
5.320	04/03/2023	06/02/2023	(465)	(465)
5.480	03/30/2023	05/30/2023	(4,359)	(4,362)
SCX	4.530	10/03/2022	04/03/2023	(878)	(899)
SGY	5.260	03/30/2023	05/12/2023	(2,697)	(2,699)
5.520	03/30/2023	08/03/2023	(1,239)	(1,240)
SOG	4.900	10/12/2022	04/12/2023	(6,008)	(6,149)
4.990	02/06/2023	04/06/2023	(2,583)	(2,603)
5.310	02/27/2023	05/15/2023	(1,728)	(1,737)
5.480	02/08/2023	07/24/2023	(477)	(481)
ULO	3.200	02/20/2023	05/22/2023	EUR	(1,786)	(1,944)
5.620	01/27/2023	07/27/2023	$(7,799)	(7,879)

Total Reverse Repurchase Agreements	$(136,591)

(l)	Securities with an aggregate market value of $148,319 and cash of $1,699 have been pledged as collateral under the terms of master agreements as of March 31, 2023.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(192,771) at a weighted average interest rate of 3.068%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Bombardier, Inc.	5.000%	Quarterly	06/20/2027	2.773%	$2,900	$(240)	$483	$243	$27	$0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2027	2.892	3,500	371	(96)	275	7	0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	7.084	EUR	3,363	123	(343)	(220)	35	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.695	1,900	(207)	171	(36)	1	0

$47	$215	$262	$70	$0

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2023 (Unaudited)

INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	7,800	$757	$1,445	$2,202	$29	$0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		2,800	311	111	422	11	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		1,600	328	613	941	10	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		$21,800	(1)	270	269	0	(17)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		11,000	1	134	135	0	(10)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		1,700	1	31	32	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027		32,300	(2,862)	683	(2,179)	80	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		118,700	(12,228)	2,441	(9,787)	416	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		23,900	(3,269)	721	(2,548)	115	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		64,000	(594)	(91)	(685)	0	(19)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		75,590	4,664	(6,606)	(1,942)	88	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		56,800	(960)	5,871	4,911	0	(135)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		44,900	325	(2,362)	(2,037)	117	0
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	08/25/2028		16,898	0	1,907	1,907	0	(48)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		68,300	3,736	(5,423)	(1,687)	232	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		57,200	4,175	6,998	11,173	0	(236)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		36,100	(572)	5,154	4,582	0	(157)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		93,400	(3,047)	4,751	1,704	637	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		8,300	(60)	2,041	1,981	0	(82)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		14,500	(33)	4,146	4,113	0	(138)
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		15,100	(58)	3,980	3,922	0	(146)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		10,800	(33)	2,084	2,051	0	(109)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		10,900	798	(3,335)	(2,537)	110	0
Receive	3-Month USD-LIBOR	1.700	Semi-Annual	02/01/2052		76,450	(1,229)	24,360	23,131	0	(444)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	7,600	188	(204)	(16)	0	(1)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,700	159	1,680	1,839	10	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		6,200	583	906	1,489	0	(2)
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		2,600	225	917	1,142	0	(3)
Receive(5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		15,300	192	482	674	3	0

							$(8,503)	$53,705	$45,202	$1,858	$(1,550)

Total Swap Agreements							$(8,456)	$53,920	$45,464	$1,928	$(1,550)

Cash of $19,108 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(n)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
									Unrealized Appreciation/(Depreciation)
Counterparty		Settlement Month			Currency to be Delivered		Currency to be Received		Asset		Liability

BOA		05/2023		CHF	87		$95		$0		$0
		05/2023		PEN	6,610		1,723		0		(29)
BPS		04/2023		AUD	176		119		1		0

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2023 (Unaudited)

05/2023	$425	EUR	390	0	(1)
06/2023	MXN	10	$1	0	0
CBK	04/2023	BRL	4,635	894	0	(21)
04/2023	GBP	4,086	4,931	0	(109)
04/2023	$912	BRL	4,635	2	0
04/2023	380	EUR	351	1	0
05/2023	CAD	3,306	$2,478	30	0
05/2023	PEN	1,239	312	0	(16)
08/2023	1,627	416	0	(13)
DUB	04/2023	BRL	4,672	920	0	(2)
04/2023	$876	BRL	4,672	45	0
04/2023	59,369	EUR	54,885	153	0
05/2023	EUR	52,582	$56,995	0	(119)
07/2023	BRL	4,748	876	0	(45)
GLM	05/2023	$2,536	PEN	10,265	186	0
07/2023	DOP	150,294	$2,595	0	(81)
08/2023	59,278	1,031	0	(21)
MBC	04/2023	EUR	3,527	3,756	0	(69)
04/2023	GBP	891	1,076	0	(23)
04/2023	$6,094	EUR	5,684	71	(1)
MYI	04/2023	GBP	1,242	$1,489	0	(44)
RBC	04/2023	$2,400	GBP	1,959	17	0
05/2023	97	MXN	1,830	4	0
SCX	05/2023	CHF	2,333	$2,567	6	0
05/2023	$1,206	EUR	1,108	0	(2)
UAG	04/2023	EUR	56,285	$59,759	0	(1,282)
05/2023	GBP	4,260	5,273	15	0

Total Forward Foreign Currency Contracts	$531	$(1,878)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

DUB	Eskom «	4.650%	Quarterly	06/30/2029	4.650%	$2,700	$0	$1	$1	$0

Total Swap Agreements	$0	$1	$1	$0

(o)

Securities with an aggregate market value of $1,644 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2023 (Unaudited)

Investments in Securities, at Value
Loan Participations and Assignments	$2,640	$191,947	$13,768	$208,355
Corporate Bonds & Notes
Banking & Finance	0	65,936	0	65,936
Industrials	0	134,855	0	134,855
Utilities	0	22,125	0	22,125
Convertible Bonds & Notes
Industrials	0	1,768	0	1,768
Municipal Bonds & Notes
California	0	491	0	491
Illinois	0	5,327	0	5,327
Puerto Rico	0	7,116	0	7,116
West Virginia	0	3,941	0	3,941
U.S. Government Agencies	0	7,047	4,450	11,497
Non-Agency Mortgage-Backed Securities	0	45,659	0	45,659
Asset-Backed Securities	0	58,369	4,790	63,159
Sovereign Issues	0	16,160	7	16,167
Common Stocks
Communication Services	638	0	0	638
Consumer Discretionary	672	0	344	1,016
Energy	0	0	35	35
Financials	1,494	0	4,235	5,729
Industrials	0	0	13,243	13,243
Rights
Financials	0	0	115	115
Warrants
Financials	0	0	128	128
Information Technology	0	0	6,689	6,689
Preferred Securities
Financials	0	14,387	0	14,387
Industrials	0	0	1,384	1,384
Real Estate Investment Trusts
Real Estate	3,228	0	0	3,228
Short-Term Instruments
Repurchase Agreements	0	17,134	0	17,134
Short-Term Notes	0	14,600	0	14,600
Argentina Treasury Bills	0	282	0	282
U.S. Treasury Bills	0	2,417	0	2,417

Total Investments	$8,672	$609,561	$49,188	$667,421

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,928	0	1,928
Over the counter	0	531	1	532

$0	$2,459	$1	$2,460
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,550)	0	(1,550)
Over the counter	0	(1,878)	0	(1,878)

$0	$(3,428)	$0	$(3,428)

Total Financial Derivative Instruments	$0	$(969)	$1	$(968)

Totals	$8,672	$608,592	$49,189	$666,453

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2023:
Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2023 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$28,415	$13,747	$(4,537)	$(461)	$(43)	$(1,095)	$2,199	$(24,457)	$13,768	$938
Corporate Bonds & Notes
Industrials	25,248	287	0	75	0	(2,013)	0	(23,597)	0	0
U.S. Government Agencies	4,747	0	(77)	24	26	(270)	0	0	4,450	(275)
Asset-Backed Securities	6,934	0	(474)	21	(1,307)	(384)	0	0	4,790	(1,686)
Sovereign Issues	0	0	0	0	0	0	7	0	7	0
Common Stocks
Consumer Discretionary	696	0	0	0	0	(352)	0	0	344	(352)
Energy	16	0	0	0	0	19	0	0	35	20
Financials	4,839	0	0	0	0	(604)	0	0	4,235	(605)
Industrials	14,393	118	0	0	0	(1,268)	0	0	13,243	(1,268)
Materials	27	0	(29)	0	28	(26)	0	0	0	0

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	March 31, 2023 (Unaudited)

Rights
Financials	87	0	0	0	0	28	0	0	115	27
Warrants
Financials	92	0	0	0	0	36	0	0	128	36
Industrials	464	0	(94)	0	94	(464)	0	0	0	0
Information Technology	10,529	0	0	0	0	(3,840)	0	0	6,689	(3,838)
Preferred Securities
Industrials	30,044	0	(33,583)	0	19,230	(14,307)	0	0	1,384	(422)

	$126,531	$14,152	$(38,794)	$(341)	$18,028	$(24,540)	$2,206	$(48,054)	$49,188	$(7,425)
Financial Derivative Instruments - Assets
Over the counter	$0	$0	$0	$0	$0	$1	$0	$0	$1	$0

Totals	$126,531	$14,152	$(38,794)	$(341)	$18,028	$(24,539)	$2,206	$(48,054)	$49,189	$(7,425)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
								(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 03/31/2023	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$6,207	Indicative Market Quotation			Price			97.000	—
		7,561	Third Party Vendor			Broker Quote			72.250 - 93.000	91.688
U.S. Government Agencies		4,450	Discounted Cash Flow			Discount Rate			13.000	—
Asset-Backed Securities		4,790	Discounted Cash Flow			Discount Rate			10.000 - 20.000	16.873
Sovereign Issues		7	Third Party Vendor			Expected Recovery			6.000	—
Common Stocks
Consumer Discretionary		344	Adjusted Market Price			Adjustment Factor			10.000	—
Energy		35	Comparable Multiple			EBITDA Multiple		X	4.400	—
Financials		4,235	Indicative Market Quotation			Price			$22.250	—
Industrials		1,737	Discounted Cash Flow			Discount Rate			13.960	—
		11,355	Discounted Cash Flow/Comparable Multiple			Discount Rate/Revenue Multiple/EBITDA Multiple		%/ X/X	10.000/0.550/6.000	—
		151	Indicative Market Quotation			Broker Quote			$3.000	—
Rights
Financials		115	Other Valuation Techniques(3)			-			-	—
Warrants
Financials		1	Indicative Market Quotation			Price			$1.000 - 2.250	2.098
		127	Other Valuation Techniques(3)			-			-	—
Information Technology		6,689	Comparable Multiple			EBITDA Multiple		X	4.500	—
Preferred Securities
Industrials		1,384	Discounted Cash Flow/Comparable Multiple			Discount Rate/TBV Multiple		%/ x	27.030/0.340	—
Financial Derivative Instruments - Assets
Over the counter		1	Other Valuation Techniques			-			-	—

Total		$49,189

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)									Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

Notes to Financial Statements (Cont.)

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are

Notes to Financial Statements (Cont.)

observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market comparable valuation estimates fair value by applying a valuation multiple to a key performance metric of the company, which may include unobservable inputs such as earnings before interest, taxes, depreciation and amortization (“EBITDA”), the PIMCO’s assumptions regarding comparable companies and non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	RDR	RBC Capital Markets LLC
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London
BYR	The Bank of Nova Scotia - Toronto	JML	JP Morgan Securities Plc	SGY	Societe Generale, NY
CBK	Citibank N.A.	MBC	HSBC Bank Plc	SOG	Societe Generale Paris
CDC	Natixis Securities Americas LLC	MEI	Merrill Lynch International	UAG	UBS AG Stamford
CEW	Canadian Imperial Bank of Commerce World Markets	MYI	Morgan Stanley & Co. International PLC	ULO	UBS AG London
DUB	Deutsche Bank AG	RBC	Royal Bank of Canada

Currency Abbreviations:
ARS	Argentine Peso	CHF	Swiss Franc	MXN	Mexican Peso
AUD	Australian Dollar	DOP	Dominican Peso	PEN	Peruvian New Sol
BRL	Brazilian Real	EUR	Euro	USD (or $)	United States Dollar
CAD	Canadian Dollar	GBP	British Pound

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR01M	1 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate
EUR001M	1 Month EUR Swap Rate	LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	DAC	Designated Activity Company	PIK	Payment-in-Kind
BABs	Build America Bonds	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TBA	To-Be-Announced
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
CDO	Collateralized Debt Obligation